                               Goldman Sachs Funds






--------------------------------------------------------------------------------
INTERNET TOLLKEEPER FUND(SM)                    Annual Report  December 31, 1999
--------------------------------------------------------------------------------




Long-term growth of capital through companies that are strategically positioned to benefit from the expansion of the Internet.

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS INTERNET TOLLKEEPER FUND


Fund Basics
as of December 31, 1999



                             Assets Under Management


                                  $1.5 Billion



                               Number of Holdings


                                       58





                                 NASDAQ SYMBOLS


                                 Class A Shares


                                      GITAX



                                 Class B Shares


                                      GITBX



                                 Class C Shares


                                      GITCX



                              Institutional Shares


                                      GITIX



                                 Service Shares


                                      GITSX


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

October 1, 1999-          Fund Cumulative          S&P 500         NASDAQ          Goldman Sachs
December 31, 1999    Total Return (based on NAV)1  Index2    Composite Index2   Internet Index2
-------------------------------------------------------------------------------------------------
Class A                       92.50%                14.88%         48.18%              56.13%
Class B                       92.00                 14.88          48.18               56.13
Class C                       91.90                 14.88          48.18               56.13
Institutional                 92.50                 14.88          48.18               56.13
Service                       92.30                 14.88          48.18               56.13
-------------------------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the investment of dividends and other distributions.

2 The indexes are unmanaged and do not reflect any fees or expenses. In addition, investors cannot invest directly in the indexes. The S&P 500 and NASDAQ Composite Indexes have dividends reinvested.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended 12/31/99   Class A   Class B   Class C   Institutional   Service
-------------------------------------------------------------------------------------
Since Inception3                81.95%    87.00%    90.90%        92.50%      92.30%
(10/1/99)

3 The Standardized Total Returns are cumulative total returns (if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 12/31/99 was $20.37 and represents the NAV per share divided by 1.0 minus the maximum sales charge of 5.5%. Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their respective Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 12/31/99 4
--------------------------------------------------------------------------------

Holding                          % of Total Net Assets      Line of Business
--------------------------------------------------------------------------------
VeriSign, Inc.                   3.4%                       Information Services
America Online, Inc.             3.2                        Information Services
CBS Corp.                        3.1                        Media
MCI WorldCom, Inc.               2.8                        Telephone
EMC Corp.                        2.6                        Computer Hardware
Cisco Systems, Inc.              2.6                        Computer Hardware
Yahoo!, Inc.                     2.6                        Information Services
AMFM, Inc.                       2.6                        Media
Liberty Digital, Inc.            2.5                        Media
JDS Uniphase Corp.               2.5                        Semiconductors
--------------------------------------------------------------------------------

4 The top 10 holdings may not be representative of the Fund's future investments.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.


 .    NOT FDIC INSURED

 .    May Lose Value

 .    No Bank Guarantee

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Market Overview



Dear Shareholder,

During the year ended December 31, 1999, we saw generally strong performance in the equity markets.

          Market Review

         .U.S.-- In the U.S., the year began with an equity rally, albeit a narrow one that included only select large companies and sectors. The rally broadened and continued through to mid-year, fueled by investor excitement over the explosive growth of the Internet. Briefly, worries about inflationary pressures in the wake of strong economic reports resulted in a strong sell-off. However, stocks rallied at year end as investors responded to robust quarterly earnings news and low inflation readings and employment costs.

         .Europe -- In Europe, euphoria surrounding the launch of the Euro was short-lived as markets retreated on news of rising U.S. interest rates and sluggish production data in much of the region. Markets only strengthened at the end of the year, boosted by, among other things, strong merger and take-over activity and improved consumer confidence and production levels. Investor interest in technology-oriented stocks propelled the Telecommunications, Media and IT sectors to new highs.

         .Japan -- Japan's market performed strongly over the year, due to the stellar performance of a small number of stocks. Underpinning the market's strength were expectations for improvement in corporate fundamentals and the macro economy. Consolidation activity accelerated in various industries, while a series of Telecom/Technology mutual fund launches helped drive up the stock prices of a select group of communications stocks.


          Market Outlook

         .U.S.-- Over the last decade, significant technological advances and a generally peaceful world political environment have increased global communications. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term.

         .Europe -- Growth continues to strengthen across the region in the relative absence of inflation. Long-term prospects are enhanced by ongoing structural reform in the pension and savings industry, which we expect over time will lead to highly significant inflows of funds into equity markets. In addition, there continues to be profound structural change taking place in the corporate sector, which is now truly cross-border in nature.

         .Japan -- Corporate fundamentals are improving, as evidenced by the fact that earnings are expected to bottom out by the fiscal year ending March 2000. We believe it is possible that the growth rate will accelerate next year. On a cautious note, some of the information/technology stocks are becoming fairly expensive after a year-long rally. Any significant investor concerns related to these stocks could trigger a market correction.

          We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

          Sincerely,


          /s/   David B. Ford
             -------------------

          David B. Ford
          Co-Head, Goldman Sachs Asset Management


          /s/   David W. Blood
             -------------------

          David W. Blood
          Co-Head, Goldman Sachs Asset Management

          January 31, 2000                                                     1

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

     Performance Overview


     Dear Shareholder,

     On behalf of Goldman Sachs, it is a pleasure to welcome you as a shareholder in the Goldman Sachs Internet Tollkeeper Fund(SM). In the future, we will be sending you both annual and semi-annual reports that describe your Fund's performance. This annual report covers the period from October 1, 1999, the Fund's inception, through December 31, 1999.


               Performance Review

               The Goldman Sachs Internet Tollkeeper Fund posted outstanding results over the period covered by this report, as a result of successful stock selection and a market fueled by the strong performance of technology and Internet-related stocks. Since inception on October 1, 1999 through December 31, 1999, the Fund's A, B, C, Institutional and Service Class shares have generated cumulative total returns of 92.5%, 92.0%, 91.9%, 92.5% and 92.3%, respectively. Of course, the past performance of the Fund is no indication of its future results.


               Portfolio Positioning

               The Fund invests primarily in established growth businesses within the Media, Telecommunications, Technology and Internet sectors. Throughout the period under review, the Fund benefited from strong performance across a broad base of sectors.


               Portfolio Highlights

               During the period, our Internet Tollkeeper investments benefited from investor enthusiasm over the significant expansion of the Internet. In addition, several companies in the Technology sector, which provide Internet infrastructure, performed strongly. Finally, our Media holdings, and in particular our broadcasting holdings, posted significant advances. Many of these not only have direct investments in Internet companies, but should have higher advertising revenues as new dot.com companies strive to establish brand name recognition through traditional communication mediums.

               CBS (3.1% of the portfolio as of 12/31/99) is an example of a Media company that experienced strong revenue growth in television, radio and billboard advertising due to dot.com spending.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND

               Portfolio Outlook

               While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on growth in Technology, Media and Internet-related businesses. Throughout the investment process, we perform in-depth fundamental research, focusing on growth businesses that meet our investment criteria and have quality management, free cash flow, recurring revenue streams and often dominate markets with high barriers to entry. Over the last decade, technological advances and the Internet have enhanced global communication and provided significant benefits to both consumers and businesses. Our approach to capitalizing on these trends is to purchase "Internet Tollkeepers," growth businesses that are strategically positioned to benefit from expansion of the Internet over time. We believe our Internet Tollkeeper strategy is a unique solution to investing in Internet-related companies and has significant potential for long-term capital appreciation.

               We thank you for your investment and look forward to your continued confidence.




               Goldman Sachs Growth Equity Management Team

               January 29, 2000

GOLDMAN SACHS INTERNET TOLLKEEPER FUND


The Goldman Sachs Advantage(SM)




Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

   Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


   What Sets Goldman Sachs Funds Apart?

                                        1
                           Resources and Relationships
     Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                        2
                                In-Depth Research
     Our team-driven investment processes encourage us to share information, challenge ideas and form fresh opinions that shape investment portfolios. Our growth, value and international equity teams complement this process by performing rigorous, fundamental research and by conducting on-site visits to hundreds of companies each year. Our quantitative CORE equity team conducts its own research and capitalizes on the resources of Goldman Sachs'Global Investment Research Department.

                                        3
                                 Risk Management
     In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.





   To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND
Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on October 1, 1999 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%), Class B shares (applicable contingent deferred sales charges of 5.0% declining to 0% after six years), Class C shares (applicable contingent deferred sales charge of 1.0% if re-deemed within twelve months), Institutional and Service shares (at NAV) of the Goldman Sachs Internet Tollkeeper Fund. For comparative purposes, the performance of the Fund's benchmarks (S&P 500 Index, NASDAQ Composite Index and Goldman Sachs Internet Index) are shown. This performance data represents past performance and should not be considered indicative of future perfor-mance which will fluctuate with changes in market conditions. These perfor-mance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 INTERNET TOLLKEEPER FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, OCTOBER 1, 1999 TO DECEMBER 31, 1999.

                                   [GRAPH]
Period Begin
        Class   Class   Class                            S&P       NASDAQ Comp.
Date      A       B       C      Institutional  Service  Index     Index
10/1/99  9,550  10,000  10,000    10,000        10,000   10,000      10,000
10/99   11,068  11,710  11,710    11,720        11,710   10,633      10,802
11/99   14,149  14,950  14,940    14,970        14,960   10,849      12,148
12/99   18,195  18,700  19,090    19,250        19,230   11,488      14,818
         Goldman
         Sachs
         Internet
         Index
Date     (GIN)
10/1/99 10,000
11/99   10,207
11/99   12,596
12/99   15,613

  AGGREGATE TOTAL RETURN THROUGH DECEMBER 31, 1999   SINCE INCEPTION(A)
  CLASS A SHARES (COMMENCED OCTOBER 1, 1999)
  Excluding sales charges                                        92.50%
  Including sales charges                                        81.95%
 ----------------------------------------------------------------------
  CLASS B SHARES (COMMENCED OCTOBER 1, 1999)
  Excluding contingent deferred sales charges                    92.00%
  Including contingent deferred sales charges                    87.00%
 ----------------------------------------------------------------------
  CLASS C SHARES (COMMENCED OCTOBER 1, 1999)
  Excluding contingent deferred sales charges                    91.90%
  Including contingent deferred sales charges                    90.90%
 ----------------------------------------------------------------------
  INSTITUTIONAL SHARES (COMMENCED OCTOBER 1, 1999)               92.50%
 ----------------------------------------------------------------------
  SERVICE SHARES (COMMENCED OCTOBER 1, 1999)                     92.30%
 ----------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Investments
December 31, 1999

  SHARES  DESCRIPTION                              VALUE
 COMMON STOCKS - 94.4%
  COMPUTER HARDWARE - 10.4%
   54,400 CacheFlow, Inc. *                  $  7,109,400
  364,400 Cisco Systems, Inc. *                39,036,350
  363,300 EMC Corp. *                          39,690,525
  209,000 Nortel Networks Corp.                21,109,000
  458,000 Sun Microsystems, Inc. *             35,466,375
   47,100 Sycamore Networks, Inc. *            14,506,800
                                             ------------
                                              156,918,450
 --------------------------------------------------------
  COMPUTER SOFTWARE - 14.6%
   44,800 BroadVision, Inc. *                   7,618,800
  265,200 CheckFree Holdings Corp. *           27,713,400
  114,200 Citrix Systems, Inc. *               14,046,600
   55,800 E.piphany, Inc. *                    12,450,375
  132,800 Intertrust Technologies Corp. *      15,620,600
  115,100 Interwoven, Inc. *                   13,999,038
  344,000 Intuit, Inc. *                       20,618,500
  258,400 Microsoft Corp. *                    30,168,200
  321,800 Oracle Corp. *                       36,061,712
  324,300 S1 Corp. *                           25,335,938
   54,300 Safeguard Scientifics, Inc. *         8,799,994
   50,400 VERITAS Software Corp. *              7,213,500
                                             ------------
                                              219,646,657
 --------------------------------------------------------
  CONSUMER SERVICES - 2.8%
  278,100 Cendant Corp. *                       7,387,031
  697,300 First Data Corp.                     34,385,606
                                             ------------
                                               41,772,637
 --------------------------------------------------------
  INFORMATION SERVICES - 20.9%
  630,700 America Online, Inc. *               47,578,431
  590,400 At Home Corp. *                      25,313,400
   80,800 CMGI, Inc. *                         22,371,500
   87,400 DoubleClick, Inc. *                  22,117,663
  315,800 E-Stamp Corp. *                       7,026,550
   51,200 eBay, Inc. *                          6,409,600
  185,800 Expedia, Inc. *                       6,503,000
  265,600 GetThere.com, Inc. *                 10,690,400
  112,700 InfoSpace.com, Inc. *                24,117,800
  104,800 Network Solutions, Inc. *            22,800,550
  567,200 Preview Travel, Inc. *               29,565,300
  269,900 VeriSign, Inc. *                     51,534,031
   90,200 Yahoo!, Inc. *                       39,028,412
                                             ------------
                                              315,056,637
 --------------------------------------------------------
  MEDIA - 29.3%
  496,400 AMFM, Inc. *                         38,843,300
  606,900 AT&T Corp.-Liberty Media Group *     34,441,575
  378,200 Cablevision Systems Corp. *          28,554,100
  724,400 CBS Corp. *                          46,316,325
  753,700 Comcast Corp.                        36,083,387
  153,500 EchoStar Communications Corp.*       14,966,250
  987,725 Infinity Broadcasting Corp.*         35,743,298
  517,100 Liberty Digital, Inc.*               38,394,675
 --------------------------------------------------------

  SHARES  DESCRIPTION                                 VALUE
 COMMON STOCKS - (CONTINUED)
  MEDIA - (CONTINUED)
  470,000 MediaOne Group, Inc.*               $   36,101,875
  496,000 Time Warner, Inc.                       35,929,000
  528,000 TV Guide, Inc.*                         22,704,000
  314,100 UnitedGlobalCom, Inc. *                 22,183,313
  202,200 Univision Communications, Inc.*         20,662,313
  423,800 Westwood One, Inc.*                     32,208,800
                                              --------------
                                                 443,132,211
 -----------------------------------------------------------
  SECURITY/ASSET MANAGEMENT - 0.9%
  343,400 The Charles Schwab Corp.                13,177,975
 -----------------------------------------------------------
  SEMICONDUCTORS - 7.5%
   76,500 E-Tek Dynamics, Inc.*                   10,298,813
  191,200 Intel Corp.                             15,738,150
  233,800 JDS Uniphase Corp.*                     37,714,862
  206,800 QUALCOMM, Inc.                          36,422,650
  139,000 Texas Instruments, Inc.                 13,465,625
                                              --------------
                                                 113,640,100
 -----------------------------------------------------------
  TELEPHONE - 2.8%
  809,500 MCI WorldCom, Inc.*                     42,954,094
 -----------------------------------------------------------
  WIRELESS - 5.2%
  223,800 American Tower Corp. *                   6,839,888
  749,300 Crown Castle International Corp.*       24,071,262
  297,800 Sprint Corp. (PCS Group)                30,524,500
  347,300 Vodafone AirTouch PLC ADR               17,191,350
                                              --------------
                                                  78,627,000
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $1,079,532,677)                       $1,424,925,761
 -----------------------------------------------------------

   PRINCIPAL           INTEREST                      MATURITY
    AMOUNT               RATE                          DATE                              VALUE
 REPURCHASE AGREEMENT - 3.7%

  Joint Repurchase Agreement Account
  $56,600,000            3.16%                      01/03/2000                   $   56,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $56,600,000)                                                             $   56,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $1,136,132,677)                                                          $1,481,525,761
 ----------------------------------------------------------------------------------------------

  * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Assets and Liabilities
December 31, 1999

 ASSETS:

  Investment in securities, at value (identified cost
  $1,136,132,677)                                              $1,481,525,761
  Cash, at value                                                       92,297
  Receivables:
  Investment securities sold                                       31,856,835
  Dividends and interest, at value                                     21,484
  Fund shares sold                                                 95,204,521
  Reimbursement from adviser                                          344,635
  Other assets                                                         53,523
 ----------------------------------------------------------------------------
  TOTAL ASSETS                                                  1,609,099,056
 ----------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                  95,066,152
  Fund shares repurchased                                           1,736,079
  Amounts owed to affiliates                                        1,657,830
  Accrued expenses and other liabilities                              358,602
 ----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                98,818,663
 ----------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                               1,137,907,372
  Accumulated net investment income                                        --
  Accumulated net realized gain on investment transactions         26,979,937
  Net unrealized gain on investments                              345,393,084
 ----------------------------------------------------------------------------
  NET ASSETS                                                   $1,510,280,393
 ----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(a)
  Class A                                                              $19.25
  Class B                                                              $19.20
  Class C                                                              $19.19
  Institutional                                                        $19.25
  Service                                                              $19.23
 ----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                          29,900,792
  Class B                                                          27,974,226
  Class C                                                          17,150,331
  Institutional                                                     3,546,066
  Service                                                               2,764
 ----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                            78,574,179
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $20.37. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Operations
For the Period Ended December 31, 1999(a)

  INVESTMENT INCOME:
  Dividends(b)                                                  $     28,326
  Interest                                                           255,757
 ---------------------------------------------------------------------------
  TOTAL INCOME                                                       284,083
 ---------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                  1,347,758
  Distribution and service fees(c)                                   894,623
  Registration fees                                                  356,305
  Transfer agent fees(d)                                             246,740
  Custodian fees                                                      36,050
  Professional fees                                                   35,696
  Organization expenses                                               32,844
  Service share fees                                                      39
  Other                                                               16,025
 ---------------------------------------------------------------------------
  TOTAL EXPENSES                                                   2,966,080
 ---------------------------------------------------------------------------
  Less -- expenses reimbursed                                      (390,663)
 ---------------------------------------------------------------------------
  NET EXPENSES                                                     2,575,417
 ---------------------------------------------------------------------------
  NET INVESTMENT LOSS                                            (2,291,334)
 ---------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS:
  Net realized gain from investment transactions                  28,576,273
  Net change in unrealized gain on investments                   345,393,084
 ---------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS:   373,969,357
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $371,678,023
 ---------------------------------------------------------------------------

 (a) Commencement of operations was October 1, 1999 for all classes.
 (b) Taxes withheld on dividends were $453.
 (c) Class A, Class B and Class C had distribution and service fees of $130,302, $478,409 and $285,912, respectively.
 (d) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $99,030, $90,898, $54,323, $2,486 and $3, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Changes in Net Assets

                                                              FOR THE
                                                            PERIOD ENDED
                                                        DECEMBER 31, 1999(A)
  FROM OPERATIONS:
  Net investment loss                                         $   (2,291,334)
  Net realized gain on investment transactions                    28,576,273
  Net change in unrealized gain on investments                   345,393,084
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           371,678,023
 ----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Proceeds from sales of shares                                1,167,201,530
  Cost of shares repurchased                                     (28,599,160)
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                 1,138,602,370
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                               1,510,280,393
 ----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                                     --
 ----------------------------------------------------------------------------
  End of period                                               $1,510,280,393
 ----------------------------------------------------------------------------
  ACCUMULATED NET INVESTMENT INCOME                           $           --
 ----------------------------------------------------------------------------

 (a) Commencement of operations was October 1, 1999 for all classes.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements
December 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Internet Tollkeeper Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quo-tations are not readily available, are valued at fair value using methods ap-proved by the Trust's Board of Trustees.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of in-vestments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued.

 C. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific transfer agency fees. Shareholders of Service shares bear all expenses and fees paid to serv-ice organizations.

 D. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist.
   At December 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $1,136,607,189. Accordingly, the gross unrealized gain on investments was $352,049,804 and the gross unrealized loss was $(7,131,232) resulting in a net unrealized gain of $344,918,572.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND

   Goldman Sachs has voluntarily agreed to limit "Other Expenses" for the Fund (excluding management fees, Service share fees, distribution and service fees, transfer agent fees, litigation and indemnification costs, taxes, in-terest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed .06% of the average daily net assets of the Fund. For the pe-riod ended December 31, 1999, the adviser reimbursed approximately $391,000.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $2,076,000 for the period ended December 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net as-sets for Institutional and Service shares.
   At December 31, 1999, the Fund owed approximately $894,000, $599,000 and $165,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended December 31, 1999, were $1,142,685,278 and $91,728,874, respectively.
   For the period ended December 31, 1999, Goldman Sachs earned approximately $11,040 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a bank custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

December 31, 1999


 6. JOINT REPURCHASE AGREEMENT ACCOUNT (CONTINUED)

   At December 31, 1999, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $56,600,000 in princi-pal amount. At December 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

                               PRINCIPAL   INTEREST   MATURITY    AMORTIZED
 REPURCHASE AGREEMENTS           AMOUNT      RATE       DATE         COST
 -----------------------------------------------------------------------------
 BANC OF AMERICA SECURITIES   $700,000,000     3.10% 01/03/2000 $  700,000,000
 -----------------------------------------------------------------------------
 CHASE MANHATTAN BANK          340,000,000     3.15  01/03/2000    340,000,000
 -----------------------------------------------------------------------------
 MORGAN STANLEY & CO.          501,500,000     3.25  01/03/2000    501,500,000
 -----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $1,541,500,000
 -----------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended December 31, 1999, the Fund did not have any borrowings under this facility.

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $1,596,336 and $694,998 from accumulated net realized gain and paid-in capi-tal, respectively, to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 9. CHANGE IN INDEPENDENT AUDITOR

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent auditors to Ernst & Young LLP. For the fiscal year ended December 31, 1999, Arthur Andersen LLP's audit report contained no adverse opinion or disclaimer of opinion; nor was their report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement dis-closure or audit scope or procedure, which if not resolved to the satisfac-tion of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND


 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:


                      FOR THE PERIOD ENDED DECEMBER 31, 1999(A)
                                                    -------------
                            SHARES               DOLLARS
-----------------------------------------------------------------
CLASS A SHARES
Shares sold                   30,877,360  $          446,765,899
Shares repurchased              (976,568)            (15,181,934)
                            -------------           -------------
                              29,900,792             431,583,965
-----------------------------------------------------------------
CLASS B SHARES
Shares sold                   28,306,620  $          410,588,840
Shares repurchased              (332,394)             (5,542,861)
                            -------------           -------------
                              27,974,226             405,045,979
-----------------------------------------------------------------
CLASS C SHARES
Shares sold                   17,453,014  $          255,619,532
Shares repurchased              (302,683)             (4,835,240)
                            -------------           -------------
                              17,150,331             250,784,292
-----------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                    3,805,337  $           54,197,768
Shares repurchased              (259,271)             (3,039,125)
                            -------------           -------------
                               3,546,066              51,158,643
-----------------------------------------------------------------
SERVICE SHARES
Shares sold                        2,764  $               29,491
Shares repurchased                    --                      --
                            -------------           -------------
                                   2,764                  29,491
-----------------------------------------------------------------
NET INCREASE                  78,574,179  $        1,138,602,370
-----------------------------------------------------------------

(a) Commencement of operations was October 1, 1999 for all classes.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period


                                       INCOME FROM
                                INVESTMENT OPERATIONS(A)
                           -----------------------------------
                           NET ASSET
                            VALUE,      NET      NET REALIZED  NET INCREASE NET ASSET
                           BEGINNING INVESTMENT AND UNREALIZED IN NET ASSET VALUE, END
                           OF PERIOD    LOSS(E)      GAIN(E)      VALUE     OF PERIOD
 FOR THE PERIOD ENDED DECEMBER 31,
  1999 - Class A Shares
  (Commenced October 1)     $10.00    $(0.05)       $9.30         $9.25       $19.25
  1999 - Class B Shares
  (Commenced October 1)      10.00     (0.08)        9.28          9.20        19.20
  1999 - Class C Shares
  (Commenced October 1)      10.00     (0.08)        9.27          9.19        19.19
  1999 - Institutional
  Shares (Commenced Octo-
  ber 1)                     10.00     (0.03)        9.28          9.25        19.25
  1999 - Service Shares
  (Commenced October 1)      10.00     (0.05)        9.28          9.23        19.23

--------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.

 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND


                                                                                    RATIOS ASSUMING
                                                                                NO EXPENSE LIMITATIONS
                                                                         ----------------------------------------
                  NET ASSETS                            RATIO OF                                    RATIO OF
                  AT END OF       RATIO OF           NET INVESTMENT           RATIO OF           NET INVESTMENT      PORTFOLIO
      TOTAL         PERIOD      NET EXPENSES TO           LOSS TO             EXPENSES TO             LOSS TO        TURNOVER
   RETURN(B)(D)   (IN 000S)  AVERAGE NET ASSETS(C) AVERAGE NET ASSETS(C) AVERAGE NET ASSETS(C) AVERAGE NET ASSETS(C)   RATE(D)
   92.50%          $575,535         1.50%                (1.29)%                1.79%                (1.58)%           16.16%
   92.00            537,282         2.25                 (2.04)                 2.54                 (2.33)            16.16
   91.90            329,135         2.25                 (2.05)                 2.54                 (2.34)            16.16
   92.50             68,275         1.10                 (0.88)                 1.39                 (1.17)            16.16
   92.30                 53         1.60                 (1.35)                 1.89                 (1.64)            16.16

--------------------------------------------------------------------------------

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Internet Tollkeeper Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs Internet Tollkeeper Fund, one of the portfolios constituting Goldman Sachs Trust (a Delaware Business Trust), including the statement of investments, as of December 31, 1999, and the related statement of opera-tions, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial high-lights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements and financial highlights. Our procedures included confirma-tion of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin-ciples used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Internet Tollkeeper Fund as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 17, 2000

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Internet Tollkeeper Fund(SM)

          An Investment Idea for the Long Term

          The Internet may be one of the most transforming events in global economic history. It is changing the way consumers and businesses communicate, transact commerce, and compete with each other -- and will likely result in decades of wealth creation.

          The Goldman Sachs Internet Tollkeeper Fund seeks to provide investors with a unique solution to investing in the Internet. The Fund invests in established growth companies that are strategically positioned to benefit long-term from the growth of the Internet by providing media/content, infrastructure/backbone, and services to Internet companies and Internet users.


          Target Your Needs

          The Goldman Sachs Internet Tollkeeper Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Family of Funds without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------

                                  [GRAPH]

INTERNATIONAL     . Lower Risk/Return  . Higher Risk/Return     .Goldman Sachs
EQUITY                                                           Real Estate
                                                                 Securities Fund
DOMESTIC                     ASSET ALLOCATION
EQUITY
                                 SPECIALTY
FIXED
INCOME

MONEY
MARKET



          For More Information

          To learn more about the Goldman Sachs Internet Tollkeeper Fund and other Goldman Sachs Funds, please call your investment professional today.




     * The exchange privilege is subject to termination and its terms are subject to change. Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs & Co.

--------------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
--------------------------------------------------------------------------------

TRUSTEES                                              OFFICERS
Ashok N. Bakhru, Chairman             Douglas C. Grip, President
David B. Ford                         Jesse H. Cole, Vice President
Douglas C. Grip                       James A. Fitzpatrick, Vice President
John P. McNulty                       Nancy L. Mucker, Vice President
Mary P. McPherson                     John M. Perlowski, Treasurer
Alan A. Shuch                         Adrien E. Deberghes, Jr.,
                                           Assistant Treasurer
Jackson W. Smart, Jr.                 Philip V. Giuca, Jr.,
                                           Assistant Treasurer
William H. Springer                   Michael J. Richman, Secretary
Richard P. Strubel                    Amy E. Belanger, Assistant Secretary
                                      Howard B. Surloff, Assistant Secretary
                                      Kaysie P. Uniacke, Assistant Secretary
                                      Valerie A. Zondorak, Assistant Secretary


                                     GOLDMAN SACHS ASSET MANAGEMENT
                                     Investment Adviser

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds




This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs & Co.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund is subject to greater risk of loss as a result of adverse economic business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Fund invests in "Internet Tollkeeper" companies, and its net asset value may fluctuate substantially over time. Because the Fund concentrates its investments in Internet Tollkeeper companies, the Fund's performance may be substantially different from the returns of the broader stock market and of "pure" Internet funds. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Fund's past returns have been positive.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investments in IPOs on its total returns may not be as significant.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
February 29, 2000
                                                      TOLLAR/145k/2-000